                                                                   EXHIBIT 10.10

                                 WESTSOUND BANK
                           401(K) Profit Sharing Plan



AUTOMATIC DATA PROCESSING                              STANDARDIZED 401(K) ADOPT
PROTOTYPE 401(K) AND PROFIT SHARING PLAN                               AGREEMENT

Upon acceptance by the Trustee, the undersigned company adopts the Automatic Data Processing Prototype 401(k) and Profit Sharing Plan (the "Plan") incorporated by this reference, agrees to the terms of the plan, certifies the accuracy of the following information, and makes the following elections under the plan

1.   Fill in exact legal name, and complete identifying information.

State or Local Government option is only available to permissibly grandfathered entities.

1.   For example, ABC, Inc. 401(k) Plan.

2. Use plan number which is to be used for IRS reporting purposes, such as Form 5500, and Form 1099-R. For example, the first qualified retirement plan for the Company should be 001.

3. Complete this item for ALL Plans. Fill in the date the provisions of this Plan first become/became applicable.

4.   Always complete this item for amended and restated Plans.

1.   Complete this item only for :

     a.   amended and restated Plan with an existing non-calendar year Plan
          Year; or

     b. newly established safe harbor Plan with an effective date other than 1/1; or

     c. newly established Plan started in the year the business is established.

2. Complete this item only if (a) the company or its affiliates have any other tax-qualified plans, and. (b) the limitation year of the other plan(s) is not the calendar year.

I.   COMPANY AND PLAN REGISTRATION INFORMATION

     Note: All Affiliates as defined in Article 1 of the basic Plan document who adopt this Plan must be indicated on the last page of this Agreement.

     A.   COMPANY INFORMATION. Complete this item based on the lead Employer.

          1.   Name and address of Company:
               West Sound Bank
               190 Pacific Ave
               Bremerton WA 98337

          2.   Telephone number: (360) 405 1202

          3.   Type of entity (choose one):

               [ ] Sole Proprietorship

               [X] Corporation

               [ ] Tax Exempt

               [ ] Limited Liability Company

               [ ] State or Local Government

               [ ] Partnership

               [ ] S Corporation

               [ ] Indian Tribe

               [ ] Limited Liability Partnership

               [ ] Other (specify) _________________

          4.   Date of incorporation or date business began. 03/12/1999.

          5.   Employer Identification Number: 91 - 1925181.

     B.   PLAN INFORMATION

          1.   Name of Plan: West Sound Bank 401(k) Plan

          2.   Plan Number: 001

          3.   Original Effective Date of this Plan: 01/01/2002.

          4. If applicable, the Effective Date of this amendment and restatement: _____/_____/_______.

     C.   PLAN ADMINISTRATION

          1. Plan Year (Plan Article 1) means the calendar year. If applicable, there will be a short Plan Year commencing on ______/______/______ and ending on 12/31/______.

          2. Limitaion Year means the Plan Year, unless otherwise specified here: ______/______/______.

A. Must choose 1 or 2. Note: Under ADP prototype program, union employees are not permitted to participate in the same plan as nonunion employees.

2. Check each appropriate box (a and/or b) to specify excluded employee groups, if applicable.

a. For a Plan established for union employees, specify if not all union employees are included. For example: If Plan is set-up for employees in Union X, but employees in Union Y are excluded. Union Y should be specified.

b. If chosen, in the event of a corporate acquisition, employees of the acquired company will be excluded from participation in the Plan for a period not to exceed two years (as determined by the acquisition date and Plan Year).

2. If one YEAR OF ELIGIBILITY SERVICE is selected, then Employees may begin participation on the first day of the month after a 12 consecutive month period (as specified in the Plan) in which they complete 1,000 Hours of Service.

3. If MONTHS OF SERVICE is selected, whole months must be entered within this option. An Employee is credited for each month during which he performs one Hour of Service. No additional Hour of Service requirements can be chosen if Months of Service is elected.

III. 2. Not yet available due to system constraints.

A.   Must select one.

II.  ELIGIBILITY AND PARTICIPATION REQUIREMENTS

     A.   ELIGIBLE EMPLOYEES (Plan Article 1)
          Choose one:

     1. [X] All Employees of an Employer are eligible to participate in the Plan.

     2. [ ] All Employees of an Employer are eligible to participate in the Plan, except (choose as desired):

          a. [ ] Employees included in a bargaining unit covered by a collective bargaining agreement with the Employer in the negotiation of which retirement benefits were the subject of good faith bargaining (unless the bargaining agreement provides for participation in the Plan).
                    ________________________________________________________
                    ________________________________________________________

          b. [ ] Employees not required to be taken into account for nondiscrimination testing purposes under Code Section 410(b)(6)(C), but only during the Code Section 410(b)(6)(C) transition period.

     B.   MINIMUM AGE FOR PARTICIPATION (PLAN SECTION 2.1.1(A))
          Choose one:

          1.   [ ] No minimum age requirement.

          2.   [X] After reaching age 18 (not to exceed 21).

     C.   MINIMUM SERVICE FOR PARTICIPATION (PLAN SECTION 2.1.1(B))
          Choose one:

          1.   [ ] No minimum service requirement.

          2.   [ ] After completing one YEAR OF ELIGIBILITY SERVICE.

          3.   [X] After completing 6 (not to exceed 6) MONTHS OF SERVICE.

III. COMPENSATION FOR INITIAL YEAR OF PARTICIPATION

     For an Employee's first year of participation, Compensation shall be recognized for purposes of allocation of Nonelective Contributions (other than the required minimum top-heavy contribution) as of (choose one):

     1.   [X] the first day of the Plan Year.

     2. [ ] the Entry Date next following the date the Participant became eligible for the Plan.

IV.  SAFE HARBOR PLAN ELECTION

     A.   SAFE HARBOR 401(K) PLAN
          Choose one:

          1.   [X] Safe Harbor 40l(k) Plan is not elected.

          2.   [ ] Safe Harbor 401(k) Plan is elected.

The sum of contributions under the Plan cannot exceed the permissible limits under the Code.

A. The minimum will not be less than 1%. Percentages must be whole numbers. The maximum percentage is 90%. If Section IV.A.2 is elected. 1% minimum must be entered.

     Federal and state income tax withholding and other deductions from employee pay should be taken into account in determining the maximum percentage.

b. First blank space: Select whole integers between 1 and 100%, in increments of 5.

     Second blank space: If Section IV.A.2 and Section V.D.3 are elected, insert a whole integer between 1 and 6%.

c. If Section IV.A.2 and Section V.D.3 are elected, any Discretionary Match must meet the limitations of Plan Section E.5.2.

d.   Insert 4, 5, or 6%. Do not complete if Section V.D.3 has been elected.

2.   Complete only if safe harbor Matching Contributions are to be made under
     Section V.B.1.d.

3. If no match or per payroll match (either safe harbor or non safe harbor) is elected, select "c". If discretionary match under Section V.B.1.c, or year end safe harbor match under Section V.B.1.d, select "a" or "b".

4.   Not applicable to safe harbor match elected under Section V.B.1.d.

C.   Must check one box.

2. If plan is going to be a Safe Harbor 401(k) Plan (IV.A.2 chosen) and safe harbor Nonelective contribution in V.D.3 is elected, Section V.C.1 must be elected as well. If Section V.D.3 is elected, the safe harbor Nonelective Contribution provided for therein is not discretionary and must be contributed in the amount provided in Section V.D.3

V.   CONTRIBUTIONS (PLAN ARTICLE III AND APPENDIX E, IF APPLICABLE)

     A.   ELECTIVE DEFERRALS

          The minimum percentage of Compensation a Participant may elect to defer is 1% and the maximum percentage of Compensation a Participant may elect to defer is 90%.

     B.   MATCHING CONTRIBUTIONS.

          1. Amount of Contribution (choose one):

               a.   [ ] Matching Contributions will not be allowed under this
                        Plan.

               b.   [ ] The Matching Contribution equals __________% on the
                        first _______% of the Participant's Compensation which is deferred as an Elective Deferral. Matching Contributions shall be determined each payroll period.

               c.   [X] Discretionary Match: The Employer may, in its sole
                        discretion, contribute and allocate to each eligible Participant's Account, a percentage of the Participant's Elective Deferrals. Matching Contributions, if any, shall be determined as of the end of the Plan Year.

               d.   [ ] ADP Test Safe Harbor Contribution: Matching Contribution
                        equals 100% on the first ______% of Participant's Compensation which is deferred as an Elective Deferral.

          2. FOR SAFE HARBOR PLANS ONLY. Select the following if Safe Harbor 40l(k) Plan is chosen and Matching Contribution under Section V.B.1.d is elected. The safe harbor Matching Contribution will be made (choose one):

               a.   [ ] at year end.

               b.   [ ] on a payroll-by-payroll basis.

          3. Employees Eligible for Matching Contributions (choose one):

               a.   [X] Allocated to all Eligible Employees, whether or not
                        Eligible Employees on the last day of the Plan Year.

               b.   [ ] Allocated to all Eligible Employees, who are Non-Highly
                        Compensated Employees whether or not Eligible Employees on the last day of the Plan Year.

               c.   [ ] Not applicable because no match or per payroll match has been elected.

          4. Maximum Annual Matching Contribution (optional):

                    [ ] The Matching Contribution will not exceed $______ a
                        year.

     C.   NONELECTIVE CONTRIBUTIONS
          Choose one:

          1. [X] Nonelective Contributions may be permitted at the discretion of the Company.

          2. [ ] Nonelective Contributions will not be allowed under this Plan.

3. Select whole integer (minimum of 3%). Do not complete if Section V.B.1.d. has been elected.

E.   Must check one box.

F.   Complete Section F only if nonintegrated formula was chosen in Section D.

A. ADP Test Safe Harbor Contribution accounts are fully vested (as provided for in the Prototype Plan base Plan document). This section does not apply for matching contributions elected in Section V.B.1.d.

1.   Must check one box.

     CANNOT SELECT ITEM B.

     If Item e is selected, vesting schedule must be at least as favorable as Graded Vesting Schedule 1 for each Year of Vesting Service.

     For amended and restated Plans that have elected Matching Contributions to meet the ADP Test Safe Harbor (Section V.B.1.d): Select vesting schedule in effect for any non safe harbor Matching Contributions that had previously been provided.

     f. For amended and restated Plans; Only select Item f if Plan never provided for Matching Contributions. If Plan ever provided for Matching Contributions, must select vesting (Illegible).

D.   ALLOCATION FORMULA FOR NONELECTIVE CONTRIBUTIONS:
     Method of Allocation (choose one):

     1. [X] NON-INTEGRATED - The Employer's Nonelective Contributions for each Plan Year will be divided among Participants' Accounts as elected by the Employer under Section V.E.

     2. [ ] Allocation under the SOCIAL SECURITY INTEGRATION (permitted disparity) rules described in Section 3.1.6 of the Plan - Under this option, a larger percentage of the Nonelective Contribution is allocated to each Participant whose Compensation is in excess of the Social Security Taxable Wage Base (that is, the "Excess Compensation"). This option is not available to an Employer with another integrated plan benefiting the same Participants.

     3. [ ] Safe harbor Nonelective Contribution equal to ____% of Participant's Compensation.

     4. [ ] Not applicable because Non-elective Contributions are not elected in V.C.

E.   EMPLOYEES ELIGIBLE FOR NONELECTIVE CONTRIBUTIONS
     Choose one:

     1. [X] Allocated to all Eligible Employees, whether or not Eligible Employees on the last day of the Plan Year.

     2. [ ] Allocated to all Eligible Employees, who are Non-Highly Compensated Employees whether or not Eligible Employees on the last day of the Plan Year.

     3. [ ] Not applicable because Nonelective Contributions are not elected in V.C.

F.   ALLOCATION METHOD FOR NONINTEGRATED NONELECTIVE CONTRIBUTIONS
     Choose one:

     1.   [X] Participant Compensation to total Compensation of all
              Participants.

     2.   [ ] Same dollar amount. Insert dollar amount. $__________________.

     3. [ ] Same dollar amount for each uniform unit of service (not to exceed one week), performed by the Employee during the Plan Year. Insert dollar amount $______________ and unit of service ______________.

VI.  VESTING (PLAN ARTICLE IV)

     A.   VESTING SCHEDULE

          Each Participant whose Employment terminates for reasons other than death. Disability, attainment of Normal Retirement Age or Early Retirement (if elected in Section VII). is entitled to a nonforfeitable right to his or her Employer Contribution Account based on the following schedules:

          I.   MATCHING CONTRIBUTIONS

               a.   [ ] Immediate 100% nonforfeitability.

               b.   [ ] 100% nonforfeitability after 5 Years of Vesting Service.

               c.   [ ] 100% nonforfeitability after 3 Years of Vesting Service.

               d.   [X] Graded Vesting Schedule 1.

               e.   [ ] Graded Vesting Schedule 2. (See next page.)

               f.   [ ] Not applicable because Matching Contributions are not
                        and have never been provided for in Plan.

GRADED VESTING SCHEDULE 1

YEARS OF VESTING SERVICE      NONFORFEITABLE PERCENTAGE
------------------------      -------------------------
Less than 2                                0%
At least 2, but less than 3               20%
At least 3, but less than 4               40%
At least 4, but less than 5               60%
At least 5, but less than 6               80%
6 or more                                100%

If selected, Vesting Schedule 2 must satisfy the requirements of Code Section 411(a)(12)(at least as fast as Graded Vesting Schedule 1).

Percentage must be in whole numbers.

2. Must check one box from a-f. This section applies only to the vesting of regular non safe harbor Nonelective Contributions.

     For amended and restated Plans that have elected safe harbor Nonelective
     Contributions: Select vesting schedule in effect for any non safe harbor Nonelective Contributions that had previously been provided for.

     f. For amended and restated Plans: Only select Item f if Plan never provided for Nonelective Contributions. If Plan ever provided for regular non safe harbor Nonelective Contributions, must select vesting schedule.

Percentages must be in whole numbers.

     B. For all Plans, select Years of Service to be credited under the Plan as Vesting Service.

GRADED VESTING SCHEDULE 2

Years of Vesting Service      Nonforfeitable Percentage
------------------------      -------------------------
Less than 1                   _________________________
At least 1, but less than 2   _________________________
At least 2, but less than 3   _________________________
At least 3, but less than 4   _________________________ Not less than 20%
At least 4, but less than 5   _________________________ Not less than 40%
At least 5, but less than 6   _________________________ Not less than 60%
At least 6, but less than 7   _________________________ Not less than 80%
7 or more                                100%

2.   NON-ELECTIVE CONTRIBUTIONS

     a.   [ ]  Immediate 100% nonforfeitability.

     b.   [ ]  100% nonforfeitability after 5 Years of Vesting Service.

     c.   [ ]  100% nonforfeitability after 3 Years of Vesting Service.

     d.   [X]  Graded Vesting Schedule 1.

     e.   [ ]  Graded Vesting Schedule 2.

     f. [ ] Not applicable because Nonelective Contributions are not and have never been provided for in Plan.

GRADED VESTING SCHEDULE 1

Years of Vesting Service      Nonforfeitable Percentage
------------------------      -------------------------
Less than 2                                0%
At least 2, but less than 3               20%
At least 3, but less than 4               40%
At least 4, but less than 5               60%
At least 5, but less than 6               80%
6 or more                                100%

GRADED VESTING SCHEDULE 2

Years of Vesting Service      Nonforfeitable Percentage
------------------------      -------------------------
Less than 1                   _________________________
At least 1, but less than 2   _________________________
At least 2, but less than 3   _________________________
At least 3, but less than 4   _________________________ Not less than 20%
At least 4, but less than 5   _________________________ Not less than 40%
At least 5, but less than 6   _________________________ Not less than 60%
At least 6, but less than 7   _________________________ Not less than 80%
7 or more                                100%

B.   VESTING SERVICE
     Choose one:

     1. [X] All Years of Service are credited to determine a Participant's Vesting Service.

     2. [ ] All Years of Service are credited to determine a Participant's Vesting Service except Years of Service before the Company maintained this Plan or a predecessor plan.

     3. [ ] Not applicable. 100% immediate vesting applies to BOTH Nonelective and Matching Contributions.

C.   Select one option from Section V1 C for all Plans.

     Select the existing Vesting Computation Period for amended and restated Plans.

     Select only the first or fourth options for ALL new Plans, unless instances of prospective trust to trust transfers or plan mergers require otherwise for administrative reasons.

VII. Must select A or B.

     For an amended and restated Plan, if Disability definition from the Plan prior to amendment and restatement does not appear in this Section VIII, please specify the definition in "Other".

     COMPLETE THE REMAINDER OF THIS SECTION IX ONLY IF THE ANSWER TO THIS QUESTION IS "YES".

C.   VESTING COMPUTATION PERIOD/METHOD OF CREDITING VESTING SERVICE

     Choose one:

     1. [X] Employment year. This is the 12 month period beginning on date of hire. The method for crediting Vesting Service will be elapsed time.

     2. [ ] Plan Year. The method for crediting Vesting Service will be based on Hours of Service with 190 Hours of Service credited for each month in which an Hour of Service is credited.

     3. [ ] Employment year. This is the 12 month period beginning on date of hire. The method for crediting Vesting Service will be based on Hours of Service with 190 Hours of Service credited for each month in which an Hour of Service is credited.

     4. [ ] Not applicable. 100% immediate vesting applies to BOTH Nonelective and Matching Contributions.

VII. EARLY RETIREMENT

     Upon attaining his or her Early Retirement Date, a Participant shall be fully vested in his or her Employer Contribution Account.

     A.   [X] No Early Retirement Date.

     B. [ ] To be eligible for Early Retirement, a Participant must have reached age ____.

VIII. DISABILITY

     Choose one of the following definitions:

     A. [X] Becoming eligible for disability benefits under the Employer's long term disability plan.

     B. [ ] Becoming eligible for disability benefits under the Social Security Act.

     C. [ ] Inability to engage in any substantial gainful activity by reason of any medically determined physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

     D. [ ] Total and permanent inability to meet the requirements of the Participant's customary Employment which can be expected to last for a period of not less than 12 months.

     E.   [ ] Other ____________________________________________________________
              __________________________________________________________________
              __________________________________________________________________

IX.  ANNUAL ADDITION LIMITATION ELECTIONS (PLAN APPENDIX B)

     Does the Company or any Affiliate maintain, or has the Company or any Affiliate ever maintained, another qualified plan in which any Participant in this Plan is (or was) a participant or could possibly become a participant?

          [ ] Yes

          [X] No

Determine whether Section A, B, or C applies to the Company. Choose only one.

B. Complete Section B only for Plans with an original Effective Date prior to January 1, 2000. Must be completed for these Plans.

C. Complete Section C only for Plans with an original Effective Date prior to January 1, 2000. Must be completed for these Plans.

A.   MUST BE COMPLETED FOR ALL PLANS. SELECT 1 OR 2.

Complete the remainder of Section X if any of items A, B, or C under Section IX were completed.

C.   Select which plan will provide the minimum contribution.

A. If a Participant is or was a participant under another qualified defined contribution plan, other than a Master or Prototype plan maintained by the Company or an Affiliate, or if the Employer maintains a welfare benefit fund as defined in Code Section 419(e) or an individual medical account as defined in Code Section 415(1)(2) under which amounts are treated as Annual Additions (choose one):

     1. [ ] the provisions of Section B.3.2 through B.3.4 of the Plan apply as if the other plan were a Master or Prototype Plan: or

     2. [ ] the plans will limit Annual Additions to the maximum amount permitted under Section B.3.1 of the Plan and will reduce any Excess Amounts as follows (choose one):

          a.   [ ] by reducing contributions under this Plan.

          b. [ ] by reducing contributions under the other plans (only applicable if plans have not terminated).

B. If a Participant is or was a participant in a qualified defined benefit plan maintained by the Company or an Affiliate, the limitations of Section
     B.3.6 of the Plan will be met as follows (choose one):

     1.   [ ] by reducing contributions under this Plan.

     2. [ ] by limiting accrued benefits under the qualified defined benefit plan (only applicable if plan has not terminated).

C. If a Participant is or was also covered under another qualified defined contribution plan, other than a Master or Prototype Plan, maintained by the Company or an Affiliate, or if the Company or an Affiliate maintains a welfare benefit fund as defined in Code Section 4l9(e) or an individual medical account as defined in Code Section 415(1)(2) under which amounts are treated as Annual Additions, and a Participant is or was a participant in a qualified defined benefit plan maintained by the Company or an Affiliate, the limitations in accordance with Appendix B will be met as follows (choose one):

     1. [ ] by reducing contributions under the other defined contribution plan (only applicable if plan has not terminated).

     2.   [ ] by reducing contributions under this Plan.

     3. [ ] by limiting accrued benefits under the defined benefit plan (only applicable if plan has not terminated).

The methods described in IX(A), IX(B) and IX(C) must preclude Employer discretion.

X.   TOP-HEAVY ELECTIONS (PLAN APPENDIX C)

A.   The minimum top-heavy contribution will be allocated to (choose one):

     1. [X] all non-Key Employees employed by the Employer on the last day of the Plan Year.

     2.   [ ] all Eligible Employees employed by the Employer during the Plan
              Year.

B. If a Participant was a participant in any other plan previously maintained by the Company or Affiliate, check this box [ ].

C. If a Participant also participates in another defined contribution plan, the minimum contribution of 3% of Compensation is provided under (choose one):

     1.   [ ] this Plan.

     2.   [ ] the other defined contribution plan.

D. If a Participant also participates in a qualified defined benefit plan, to determine the top-heavy status of the aggregated plans, the interest rate is ___%, the mortality table is ____________, and the requirements under Code Section 416(c) are satisfied by providing (choose one):

     1. [ ] a minimum contribution under this Plan in an amount equal to at least 5% of Compensation.

     2. [ ] a minimum accrued benefit under the qualified defined benefit plan.

E. If a Participant also participates to another defined contribution plan and also participates in a qualified defined benefit plan, to determine the top-heavy status of the aggregated plans, the interest rate is ___%. the mortality table is _______________, and the requirements under Code
     Section 416(c) are satisfied by providing (choose one):

     1. [ ] a minimum contribution under the other defined contribution plan in an amount equal to at least 5% of Compensation.

     2. [ ] a minimum contribution under this Plan in an amount equal to at least 5% of Compensation.

     3. [ ] a minimum accrued benefit under the qualified defined benefit plan.

XI.  MISCELLANEOUS

A.   INQUIRIES

     If you have any questions about the legal and tax implications of adopting the Plan, you should consult with your attorney. However, if you have any questions about either the Prototype Plan or the Adoption Agreement, please write to the sponsoring organization at the following address:

               Automatic Data Processing Federal Credit Union
               One ADP Boulevard
               Roseland, New Jersey 07068
               Attn: Prototype 40l(k) Coordinator
               (973) 994-5000

B.   NOTIFICATION

     The Prototype Sponsor will notify you as an adopting Company of any amendments made to the Plan, or the discontinuance or abandonment of the Plan, unless services provided by a related company of ADP Federal Credit Union are discontinued.

C.   CAUTIONARY STATEMENT

     It is important that you complete the Adoption Agreement with great care. Failure to fill out the Adoption Agreement properly may result in disqualification of the Plan.

Generally, an Officer is an administrative executive of an employer who is in regular and continued service.

This date must be no later than the last day of the Plan Year. It is the date this Adoption Agreement is being executed.

D.   RELIANCE ON OPINION LETTER

     The adopting Company may rely on an opinion letter issued by the Internal Revenue Service as evidence that the Plan is qualified under section 401 of the Internal Revenue Code except to the extent provided in Rev. Proc. 2000-20, 2000-6 I.R.B 553 and Announcement 2001-77, 2001-30 I.R.B.

     A Company who has ever maintained or who later adopts any plan (including a welfare benefit fund, as defined in section 419(e) of the Code, which provides post-retirement medical benefits allocated to separate accounts for key employees, as defined in the Section 419A(d)(3) of the Code, or an individual medical account, as defined in Section 415(1)(2) of the Code) in addition to this Plan may not rely on the opinion letter issued by the Internal Revenue Service with respect to the requirements of sections 415 and 416.

     If the Company who adopts or maintains multiple plans wishes to obtain reliance with respect to the requirements of sections 415 and 416, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service.

     The Company may not rely on the opinion letter in certain other circumstances, which are specified in the opinion letter issued with respect to the Prototype Plan or in Revenue Procedure 2000-20 and Announcement 2001-77.

     This Adoption Agreement may be used only in conjunction with Basic Plan Document No. 03.

VERONICA R. COLBURN
VP & CFO
Name and Title of Authorizing Officer (Please Print)


Signature: /s/ Veronica R. Colburn
           --------------------------
Date Signed: 8-8-02

I hereby certify that the following entities by appropriate corporate or analogous acts, have elected to become Participating Affiliates (as defined within Section 1.1.52 of the basic Plan document) in the Plan and the Company has consented thereto in writing.

Participating Affiliate(s):

_____________________________________
_____________________________________
_____________________________________
_____________________________________
_____________________________________
_____________________________________
_____________________________________
_____________________________________
_____________________________________
_____________________________________
_____________________________________
_____________________________________

                  ADP PARTICIPANT TRANSACTION FEE AUTHORIZATION

ADP Plan Number:        321680

Name of Plan:           Westsound Bank 401(k) Plan

Plan Sponsor Name:      Westsound Bank

Plan Sponsor Address:   190 Pacific Ave
                        Bremerton, WA 98337

ADP, Inc., ("ADP"), the recordkeeper and administrative service provider for the Plan, pursuant to the Administrative Services Agreement entered into between ADP and the plan sponsor (the "Service Agreement"), charges fees for processing the following participant transactions: in-service withdrawals, loans and distributions upon termination of participation in the Plan. As or on behalf of the plan administrator and the plan sponsor, I acknowledge that ADP has disclosed the current amount of the fees for the foregoing transactions. ADP is hereby directed to charge the amount of the fee previously disclosed directly to the account of each participant engaging in the above-described transactions, and that such fees shall be liquidated pro-rata from the investment funds in which the participant's account is invested at the time that the transaction is processed. I further direct that if the amount of such fee shall change in the future, this authorization shall remain in effect (provided that ADP has provided notice of any such fee change as is required under the Service Agreement) unless prior to the effective date of such fee change, the plan sponsor or plan administrator of the Plan has notified ADP that it may no longer charge such fees directly to participants' accounts and that the plan sponsor shall be invoiced for such fees.

PLAN ADMINISTRATOR


Approved by: /s/ Veronica R. Colburn
             -----------------------
Name: Veronica R. Colburn

                                 ADDENDUM TO THE
                   AUTOMATIC DATA PROCESSING PROTOTYPE 401(K)
                             AND PROFIT SHARING PLAN

The Prototype Sponsor hereby adopts this amendment to the Automatic Data Processing Prototype 401(k) and Profit Sharing Plan (the "Prototype Plan") on behalf of all adopting Employers, in accordance with Internal Revenue Service Notice 2005-5 and Section 9.1.1 of the Prototype Plan. This amendment is intended as a "good faith" amendment and shall supersede the provisions of the Prototype Plan to the extent those provisions are inconsistent with the provisions of this amendment. This amendment is effective as of March 28, 2005; provided, however, that, for any plan that is first amended and restated into the form of this Prototype Plan after March 28, 2005, this amendment shall be effective as of the date of such amendment and restatement.

The Prototype Plan is hereby amended as follows:

     "Notwithstanding anything in this Plan to the contrary, in the event of a mandatory distribution in accordance with the provisions of Section 5.2.1 that is greater than $1,000, if the Participant does not elect to have such distribution paid directly to an eligible retirement plan specified by the Participant in a Direct Rollover or to receive the distribution directly in accordance with Section 5.2.1, then the Administrative Committee will pay the distribution in a Direct Rollover to an individual retirement plan designated by the Administrative Committee.

     If the Administrative Committee satisfies the safe harbor requirements of ERISA Regulation ss.404a-2 with respect to an amount less than or equal to $1,000 (including the designation of an individual retirement plan willing to accept rollovers of mandatory distributions of such lower amounts), the Administrative Committee may adopt administrative procedures applicable to all Participants under which the $1,000 threshold set forth in the preceding paragraph is set at an amount below $1,000."